                                                                      EXHIBIT 24

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                            /s/ Howard H. Baker, Jr.
                                        -------------------------------------
                                                Howard H. Baker, Jr.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                            /s/ W.L. Lyons Brown, Jr.
                                        -------------------------------------
                                                W.L. Lyons Brown, Jr.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                            /s/ Stephen D. Chesebro
                                        -------------------------------------
                                                Stephen D. Chesebro

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                            /s/ Ernest H. Cockrell
                                        -------------------------------------
                                                Ernest H. Cockrell.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                            /s/ Harry H. Cullen
                                        -------------------------------------
                                                Harry H. Cullen

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                              /s/ Alfonso Fanjul
                                        -------------------------------------
                                                  Alfonso Fanjul

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                           /s/ Charles Berdon Lawrence
                                        -------------------------------------
                                               Charles Berdon Lawrence

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                              /s/ Brent Scowcroft
                                        -------------------------------------
                                                  Brent Scowcroft

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                              /s/ Gerald B. Smith
                                        -------------------------------------
                                                  Gerald B. Smith

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the 1998 Stock Option Plan of Pennzoil Company and 500,000 shares of common stock par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, STEPHEN D. CHESEBRO' and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act hatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 2nd day of June, 1998.




                                              /s/ Cyril Wagner, Jr.
                                        -------------------------------------
                                                  Cyril Wagner, Jr.